                                                                    EXHIBIT 10.4

                   AGREEMENT REGARDING FIRST RIGHT OF PURCHASE


         THIS AGREEMENT REGARDING FIRST RIGHT OF PURCHASE is made as of the 29th day of April, 1998, by and between HEALTHCARE FINANCIAL PARTNERS REIT, INC. (the "Company") and GMAC COMMERCIAL MORTGAGE CORPORATION ("GMACCM").


                                   WITNESSETH


         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and GMACCM have executed an agreement under the terms of which GMACCM has agreed to provide certain loan servicing functions on behalf of the Company with respect to certain mortgage loans held by the Company; and

         WHEREAS, GMACCM wishes to enter into this Agreement pursuant to which GMACCM grants the Company the right to purchase certain mortgage loans held by GMACCM and secured principally by healthcare facilities.

         NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         The following terms used in this Agreement have the meaning set forth below:

         "Agreement" means this Agreement, together with any addenda and amendments made in the manner described herein.

         "Common Stock" means the common stock of the Company, $.0001 par value per share.

         "Fair Market Value" shall mean, if the Common Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, the closing price at which shares of Common Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by such exchange or system, and if the shares of Common Stock are not actively traded on any such exchange or system, the arithmatic mean of the bid and asked prices for the shares of Common Stock on the most trading date or dates within a reasonable period prior to the determination date as reported by such exchange or system. If there are not bids and asked prices within a reasonable period or if the shares of Common Stock on any exchange or system as of the determination date, Fair Market Value shall mean the Fair Market Value of a share of Common Stock as determined in good faith by the Board of Directors of Company.

         "Healthcare Facility" means, without limitation, a nursing facility, hospital, medical office building, mental health facility, assisted living facility, retirement facility or out-patient surgery center, or any other similar facility utilized in the provision of healthcare services.

         "Loan to Value Ratio" means, with respect to any obligation, the ratio (expressed as a percentage) of the then outstanding principal balance of the obligation to the Value of the related Mortgaged Property.

         "Mortgaged Property" means the underlying property securing an obligation and consisting of a fee simple estate together with any personal property, fixtures, leases and other property rights pertaining thereto.

         "Qualifying Mortgage Loan" means any obligation (i) that is secured by Mortgaged Property that is comprised of a Healthcare Facility and (ii) as to which GMACCM has full legal power and authority to transfer good title free and clear of any lien or other encumbrance.

         "Value" means, with respect to any Mortgaged Property, the lesser of
(a) the appraised value of such Mortgaged Property determined in an appraisal obtained by the originator of the related obligation at origination and (b) the purchase price of such Mortgaged Property in the transaction, if any, financed by such Mortgage Loan.

                                    ARTICLE 2
                             FIRST RIGHT OF PURCHASE

         2.1 FIRST RIGHT OF PURCHASE. During each year that this Agreement remains in effect, the Company shall have the right to purchase (the "First Right of Purchase") at the purchase price and under the terms provided in this
Article 2, each Qualifying Mortgage Loan with a Loan to Value Ratio in excess of 80% held by GMACCM which GMACCM determines to sell, assign or otherwise transfer, up to an aggregate principal amount of $100 million (the "Annual Commitment Amount"). GMACCM may, but is not obligated to, make available for purchase by the Company under the terms of this Agreement Qualifying Mortgage Loans with a Loan to Value Ratio of 80% or less, and the principal amount of such Qualifying Mortgage Loans shall be applied to the Annual Commitment Amount. GMACCM shall not sell, assign or otherwise transfer any Qualifying Mortgage Loan with a Loan to Value Ratio in excess of 80% to anyone other than the Company during any year that this Agreement remains in effect unless and until (i) GMACCM has made available for purchase by the Company Qualifying Mortgage Loans during such year in an aggregate principal amount equal to or greater than the Annual Commitment Amount or (ii) the Company has either notified GMACCM in writing that the Company does not intend to purchase such Qualifying Mortgage Loan or the Company either fails to deliver the Exercise Notice with respect to such Qualifying Mortgage Loan or fails to purchase such Qualifying Mortgage Loan within the time provided in this Article 2. The Annual Commitment Amount under this Section 2.1 will be measured on a 12-month basis as of each of the first, second and third anniversary of the date of this Agreement.

         2.2 NOTIFICATION; EXERCISE OF RIGHTS. GMACCM shall provide to the Company the information and documents described on Exhibit A attached hereto, concerning each Qualifying

Mortgage Loan which is made available for purchase by the Company pursuant to
Section 2.1 hereof. The Company shall have twenty (20) days from the date of receipt of such information and documentation to notify GMACCM in writing of its intent to purchase such Qualifying Mortgage Loan (the "Exercise Notice"). The Exercise Notice shall specify a closing date and time for the purchase of such Qualifying Mortgage Loan which date shall be no later than ten (10) days from the date of such Exercise Notice.

         2.3 LIMITATIONS. It is expressly understood by the parties hereto that GMACCM's obligation to offer to sell Qualifying Mortgage Loans to the Company is limited as provided in this Article 2 and that GMACCM is under no obligation to offer to sell to the Company all Qualifying Mortgage Loans held by GMACCM at a particular time.

         2.4 PURCHASE PRICE. The purchase price to be paid by the Company to GMACCM to purchase any Qualifying Mortgage Loan under this Article 2 equals 100% of the principal balance of such Qualifying Mortgage Loan plus accrued and unpaid interest due and owing from the related borrower under the terms of such Qualifying Mortgage Loan as of the date of such purchase.

                                    ARTICLE 3
                                  STOCK OPTIONS

         So long as this Agreement is in effect, on each anniversary date hereof, the Company will grant GMACCM options to purchase up to 10,000 shares of Common Stock, the exact number of shares for each anniversary date to be determined by multiplying 10,000 by a fraction, the numerator of which is the aggregate principal amount of Qualified Mortgage Loans purchased by the Company from GMACCM pursuant to Article 2 hereof during the preceding 12 months and the denominator of which shall be $100 million. Such options will be granted at a per share exercise price equal to the Fair Market Value of a share of Common Stock at the time of the grant, will be immediately exercisable, and will expire two years after the date of grant, if not theretofore exercised. Such options will be evidenced by a stock option agreement in the form of Exhibit B attached hereto and will not be transferable, except that GMACCM may transfer such options to a corporation which is an affiliate of GMACCM.

                                    ARTICLE 4
                                      TERM

         Unless extended by the mutual agreement of the parties hereto, this Agreement will terminate and be of no force and effect as of the third anniversary of the date hereof.

                                    ARTICLE 5
                                  MISCELLANEOUS

         5.1 NOTICES. All notices, requests, consents, and other communications required or permitted hereunder will be in writing and will be delivered in person or mailed by certified or registered mail, return receipt requested, addressed as follows (or at such other address for the parties as specified by like notice):

                           If to the Company:

                           HealthCare Financial Partners REIT, Inc.
                           2 Wisconsin Circle, Suite 402
                           Chevy Chase, Maryland 20815
                           Attn: President

                           With a copy to:

                           Powell, Goldstein, Frazer & Murphy LLP
                           191 Peachtree Street, NE
                           16th Floor
                           Atlanta, Georgia 30303
                           Attn: G. William Speer

                           If to GMACCM:

                           650 Dresher Road
                           Horsham, PA 19044
                           Attn: Maria Corpora-Buck, Corporate Counsel

         5.2 ASSIGNMENT. This Agreement is not assignable by either of the parties hereto without the written consent of the other party.

         5.3 GOVERNING LAW. This Agreement has been executed and delivered in the State of Maryland and will be construed and enforced in accordance with the internal laws of the State of Maryland, without reference to the conflicts of laws principles thereof.

         5.4 AMENDMENT. This Agreement may be amended, supplemented, extended or interpreted at any time, but only by a written instrument executed by the parties hereto.

         5.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together constitutes one and the same instrument.

         5.6 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto concerning the transactions contemplated herein and supersedes all prior agreements or understandings between the parties hereto relating to the subject matter hereof. No oral representation, agreement or understanding made by either party hereto is valid or binding upon such party or the other party hereto.

         5.7 FURTHER ASSURANCE. Each party hereto will do and perform, or cause to be done and performed, all such further acts and things and will execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         5.8 CAPTIONS AND SECTION HEADINGS. Except as used in Article I, captions and section headings used herein are for convenience only and are not a part of this Agreement and will not be used in construing it.

         5.9 WAIVER. Any waiver by either party hereto of any rights hereunder will be without prejudice of the future assertion of any such rights, and any delay in exercising any rights will not operate as a waiver thereof.











                        [SIGNATURES APPEAR ON NEXT PAGE.]

         IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first written above.


                                               HEALTHCARE FINANCIAL
                                               PARTNERS REIT, INC.


                                               By: /s/ Edward P. Nordberg, Jr.
                                                  ------------------------------
                                               Title: Chief Financial Officer






                                               GMAC COMMERCIAL MORTGAGE
                                               CORPORATION


                                               By: /s/ William E. Shine
                                                  ------------------------------
                                               Title: Executive Vice President

                                    EXHIBIT A


1.       Credit Offering Memorandum with respect to the subject Qualified
         Mortgage Loan.

2. Collateral/Loan file for the subject Qualified Mortgage Loan, including, without limitation, the closing binder and all third-party reports with respect thereto (appraisals, environmental reports, etc.)

3. Such other information or documents as may be reasonably requested by the Company and which are in the possession or control of GMACCM.

                                    EXHIBIT B



                    HEALTHCARE FINANCIAL PARTNERS REIT, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT



         THIS AGREEMENT is made as of the ________ day of _______________, _____ (the "Grant Date"), by and between HEALTHCARE FINANCIAL PARTNERS REIT, INC. (the "Company") and GMAC COMMERCIAL MORTGAGE CORPORATION (the "Optionee").

                                  WITNESSETH:

         WHEREAS, the Board of Directors of the Company has authorized the grant to Optionee of a non-qualified stock option authorizing Optionee to purchase shares of common stock of the Company; and

         WHEREAS, the Company and Optionee wish to confirm the terms and conditions of the option;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is hereby agreed between the parties hereto as follows:

         1. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby grants to the Optionee an option (the "Option") to purchase, all or any part of ______________ shares of common stock of the Company (the "Common Stock").

         2. Term and Exercise of Option. Subject to the further provisions of this Agreement:

                  (a) The Option is exercisable during the Option Period (as defined in Section 4 hereof) but only to the extent provided by the vesting provisions of Section 5.

                  (b) Any vested portion of the Option may be exercised at any time during the Option Period by the delivery to the Company, at its principal place of business, of (i) a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option; (ii) payment to the Company of the Exercise Price, defined in Section 3 below, multiplied by the number of shares being purchased (the "Purchase Price") in cash or a certified check; and (iii) cash or a certified check representing payment of all withholding tax obligations (whether federal, state or local), imposed by reason of the exercise of the Option. Upon acceptance of such notice, receipt of payment in full of the Purchase Price, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the shares of Common Stock purchased.

                  (c) The Purchase Price must be paid in full upon the exercise of an Option and no shares of Common Stock will be issued or delivered until full payment therefor has been made.

         3. Exercise Price. The exercise price for each share of Common Stock for which the Option is exercised is $________, subject to adjustment as set forth in Section 8 hereof (the "Exercise Price").

         4. Term and Termination of Option. Except as otherwise provided in Section 8 below, the term of the Option (the "Option Period") will commence on the Grant Date and terminate on the second anniversary of the Grant Date. Upon the expiration of the Option Period, this Option and all unexercised rights granted to Optionee hereunder will terminate, and thereafter be null and void.

         5. Vesting. The Option will become fully vested and exercisable upon the Grant Date.

         6. Rights as Shareholder. Until the stock certificates reflecting the Common Stock accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Common Stock. The Company will make no adjustment for any dividends or distributions or other rights on or with respect to shares of Common Stock purchased pursuant to the Option for which the record date is prior to the issuance of that stock certificate, except as this Agreement otherwise provides.

         7. Restriction on Transfer of Option. The Option evidenced hereby is nontransferable and is exercisable only by the Optionee, except that the Optionee may transfer the Option to a corporation which is an affiliate of the Optionee, provided the Optionee gives the Company notice of such transfer.

         8.       Changes in Capitalization.

                  (a) In the event of reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, acquisition of property or stock, or any change in the capital structure of the Company, the Board of Directors of the Company shall make those adjustments as may be appropriate in the number and kind of shares as to which this Option is exercisable, to the end that, to the extent practicable, Optionee's proportionate interest will be maintained as before the occurrence of such event. Adjustments will be made without change in the total price applicable to the Option and with a corresponding adjustment in the Exercise Price if necessary. No fractional shares will be issued or optioned in making the foregoing adjustments.

                  (b) The creation or increase of authorized stock or securities of any class of the Company or the issuance for consideration by the Company of stock or securities of any class of the Company or of securities convertible into such stock or securities will not affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of Common Stock subject to this Option.

                  (c) The grant of this Option will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or part of its business or assets.

                  (d) A dissolution or liquidation of the Company will cause this Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation.

                  (e) The foregoing adjustments and the manner of application of the foregoing provisions will be determined by the Board of Directors of the Company in its sole discretion. Any adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

         9. Special Limitation on Exercise. Notwithstanding anything contained herein to the contrary, no purported exercise of the Option will be effective without the written approval of the Company, which may be withheld to the extent that its exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Company, require the filing of a registration statement with the United States Securities and Exchange Commission, or with the securities commission of any state. The Company shall avail itself of any exemptions from registration contained in applicable federal and state securities laws which are reasonably available to the Company on terms which, in its sole and absolute discretion, it deems reasonable and not unduly burdensome or costly. If the Option cannot be exercised at the time it would otherwise expire due to the restrictions contained in this Section, the exercise period will be extended for successive one-year periods until it can be exercised in accordance with this Section. The Optionee shall deliver to the Company, prior to the exercise of the Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Common Stock to be acquired pursuant to the exercise of the Option is being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

         10. Legend on Stock Certificates. Certificates evidencing Common Stock to be distributed pursuant to the Agreement will, to the extent appropriate at the time, have noted conspicuously on the certificates a legend to the following effect, which is intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth in this Agreement:

                  (a) That the securities evidenced by the certificate were issued without registration under the Securities Act of 1933, as amended (the "1933 Act"), or under the applicable laws of any state or states (collectively referred to as the "State Acts"), in reliance upon certain exemptive provisions of the 1933 Act or any applicable State Acts;

                  (b) That the securities cannot be sold or transferred unless, in the opinion of counsel reasonably acceptable to the Company, the sale or transfer would be:

                           (1) Pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption form registration; and

                           (2) A transaction which is exempt under any applicable State Acts or pursuant to an effective registration statement under or in a transaction which is otherwise in compliance with the State Acts; and

                  (c) That the securities evidenced by the certificate were issued in accordance with the provisions of the Agreement and are subject to the provisions thereof and may not be sold or transferred except in compliance with said provisions.

         11. Governing Laws. This Agreement is construed, administered and enforced according to the laws of the State of Maryland; provided, however, no option may be exercised except, in the reasonable judgment of the Board of Directors of the Company, in compliance with exemptions under applicable state securities laws.

         12. Successors. This Agreement is binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the parties.

         13. Notice. Except as otherwise specified herein, all notices and other communications under this Agreement must be in writing and will be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices must be sent by giving notice of the address to the other parties in the same manner as provided herein.

         14. Severability. In the event that any one or more of the provisions or portion thereof contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, the same will not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement will be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

         15. Entire Agreement. This Agreement expresses the entire understanding and agreement of the parties. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which will constitute one and the same instrument.

         16. Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof will be a violation of the terms of this Agreement and will be void and without effect.

         17. Headings. Paragraph headings used herein are for convenience of reference only and will not be considered in construing this Agreement.

         18. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved will have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

         IN WITNESS WHEREOF, the parties have executed and sealed this Agreement on the day and year first set forth above.

                                           HEALTHCARE FINANCIAL PARTNERS REIT,
                                           INC.

                                           By:
                                              ---------------------------------
                                           Title:
                                                 ------------------------------

ATTEST:

By:
      ---------------------------------

Title:
      ---------------------------------

                (CORPORATE SEAL)



                                           GMAC COMMERCIAL MORTGAGE
                                           CORPORATION

                                           By:
                                              ---------------------------------

                                           Title:
                                              ---------------------------------

ATTEST:

By:
      ---------------------------------

Title:
      ---------------------------------

                (CORPORATE SEAL)

                                    EXHIBIT 1

                              NOTICE OF EXERCISE OF
                    HEALTHCARE FINANCIAL PARTNERS REIT, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                           TO PURCHASE COMMON STOCK OF
                    HEALTHCARE FINANCIAL PARTNERS REIT, INC.

                                          Name:       GMAC Commercial Mortgage
                                                       Corporation
                                        Address:
                                                      -------------------------

                                                      -------------------------
                                          Date:
                                                      -------------------------


HealthCare Financial Partners REIT, Inc.
2 Wisconsin Circle
Fourth Floor
Chevy Chase, Maryland  20815

Re:      Exercise of Non-Qualified Stock Option

Gentlemen:

         Subject to acceptance hereof in writing by HealthCare Financial Partners REIT, Inc. (the "Company") pursuant to the provisions of that certain HealthCare Financial Partners REIT, Inc. Non-Qualified Stock Option Agreement (the "Agreement"), the undersigned hereby gives at least ten days but not more than thirty days prior notice of its election to exercise options granted to it to purchase ___________ shares of common stock, $.0001 par value per share, of the Company (the "Common Stock") under the Agreement dated as of ________________, _____. The purchase will take place as of __________, _____
(the "Exercise Date").

         On or before the Exercise Date, the undersigned will pay the applicable purchase price by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of HealthCare Financial Partners REIT, Inc.

         As soon as the stock certificate is registered in the name of the undersigned, please delivery it to the undersigned at the above address.

         If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), the undersigned hereby represents, warrants, covenants, and agrees with the Company as follows:

                  The shares of the Common Stock being acquired by the undersigned will be acquired for its own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor is the undersigned aware of the existence of any distribution of the Common Stock;

                  The undersigned is not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

                  The Common Stock was not offered to the undersigned by means of publicly disseminated advertisements or sales literature, nor is the undersigned aware of any offers made to other persons by such means;

                  The undersigned is able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of its investment therein;

                  The undersigned understands and agrees that the Common Stock will be issued and sold to it without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

                  The Common Stock cannot be offered for sale, sold or transferred by the undersigned other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

                  The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

                  The undersigned has and has had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. The undersigned has examined such of these documents as it wished and is familiar with the business and affairs of the Company. The undersigned realizes that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

                  The undersigned has had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. The undersigned has received all information and data with respect to the Company which it has requested and which it has deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

                  The undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and it is able to bear the economic risk of such purchase; and

                  The agreements, representations, warranties and covenants made by the undersigned herein extend to and apply to all of the Common Stock of the Company issued to the undersigned pursuant to this Option. Acceptance by the undersigned of the certificate representing such Common Stock shall constitute a confirmation by the undersigned that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

         The undersigned understands that the certificates representing the shares being purchased by it in accordance with this notice will bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and the undersigned agrees that a legend to that effect may be placed on any certificate which may be issued to it as a substitute for the certificates being acquired by me in accordance with this notice.

                                             Very truly yours,

                                             GMAC COMMERCIAL MORTGAGE
                                             CORPORATION


                                             By:
                                                 ------------------------------
                                             Title:
                                                   ----------------------------

AGREED TO AND ACCEPTED:

HEALTHCARE FINANCIAL PARTNERS REIT,
INC.

By:
    --------------------------------
Title:
      ------------------------------
Number of Shares
Exercised:
          --------------------------
Number of Shares
Remaining:                                     Date:
          --------------------------                 -------------------------